UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021 (July 27, 2021)

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1 Vista Way	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On July 27, 2021, Vista Outdoor Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). On June 3, 2021, the record date for the Annual Meeting, there were 57,568,816 shares of Company common stock outstanding, of which 50,074,544 were present or represented by proxy at the Annual Meeting for purposes of establishing a quorum.

At the Annual Meeting, the Company’s stockholders approved the following matters:

a.the election of Michael Callahan, Christopher T. Metz, Mark A. Gottfredson, Tig H. Krekel, Gary L. McArthur, Frances P. Philip, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter to the Company’s board of directors for terms expiring at the Company’s 2022 annual meeting of stockholders;
b.on an advisory basis, the fiscal year 2021 compensation of the Company’s named executive officers;
c.on an advisory basis, that the Company hold an advisory vote on executive compensation every year; and
d.the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2022.

In accordance with the recommendation of the Company’s Board of Directors and based on the results of the advisory vote reported below, the Company will hold a stockholder advisory vote on named executive officer compensation on an annual basis until the next required stockholder advisory vote on the frequency of the advisory vote on named executive officer compensation, which is expected to occur at the Company’s annual meeting of stockholders in 2027.

Set forth below are the number of votes cast for and against or withheld (as applicable) on each matter presented at the Annual Meeting, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter:

	Votes For	Against	Votes Withheld	Broker Non-Votes
(1) Election of Directors
Michael Callahan	41,368,453	768,758	36,610	7,900,723
Christopher T. Metz	41,900,382	236,712	36,727	7,900,723
Mark A. Gottfredson	41,393,956	743,245	36,620	7,900,723
Tig H. Krekel	40,681,157	1,449,566	43,098	7,900,723
Gary L. McArthur	41,436,220	701,058	36,543	7,900,723
Frances P. Philip	41,058,218	1,077,424	38,179	7,900,723
Michael D. Robinson	41,408,042	725,636	40,143	7,900,723
Robert M. Tarola	41,836,766	297,923	39,132	7,900,723
Lynn M. Utter	41,527,293	607,082	39,446	7,900,723

	Votes For	Against	Abstain	Broker Non-Votes
(2) Advisory Vote on 2021 Named Executive Officer Compensation	41,603,525	452,082	118,214	7,900,723

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
(3) Advisory Vote on Frequency of Future Stockholder Advisory Votes to Approve Named Executive Compensation	38,590,649	66,475	3,401,703	114,994	7,900,723

	Votes For	Against	Abstain	Broker Non-Votes
(4) Ratification of the Appointment of Deloitte & Touche LLP for the fiscal year ending March 31, 2022	49,877,913	114,484	82,147	N/A

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
104	The cover page from the Company’s Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

		By:	/s/ Dylan S. Ramsey
		Name:	Dylan S. Ramsey
		Title:	General Counsel & Corporate Secretary

Date:	July 30, 2021

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